October 31, 2023 Third Quarter 2023 Supplemental Information Exhibit 99.2

Supplemental Information| 3Q 2023 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2023, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ the level and volatility of prevailing interest rates and credit spreads; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, stress to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtaining financing on favorable terms or at all; ▪ higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds an and increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing arrangements we use to finance our loan investments; ▪ reduced demand for office space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ adverse developments in the availability of desirable investment opportunities, whether due to competition regulation or otherwise; ▪ difficulty or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Information| 3Q 2023 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of September 30, 2023 for weighted average calculations. 2. See Appendix for definitions, including LTV, Debt-to-Equity ratio, and a description of the Company's Loan Risk Rating scale 3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 4. See page 6 for additional detail 5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 7. Represents an annualized dividend yield based on the September 29, 2023 closing share price of $6.73 Note: Data as of September 30, 2023 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined. $0.24 3Q23 Common Stock Dividend Declared ($0.83) 3Q23 GAAP Loss per Diluted Share5 ($1.33) 3Q23 Distributable Earnings per Diluted Share6 14.3% Annualized Dividend Yield7 $0.72 Common Dividends Declared YTD 2023 $12.04 Book Value per Share at September 30, 2023 $4.2 billion Investment Portfolio $71.6 million Average Loan Size 9.28% Weighted Average All-in Yield1 100% Floating Rate Portfolio 67.2% Weighted Average LTV2 3.2 Weighted Average Risk Ratings unchanged QoQ2 $5.5 billion Financing Capacity 68.9% Non-Mark-to-Market Financing 2.6x Debt-to-Equity Ratio2 2.07% Weighted Average Cost of Funds3 78.3% Weighted Average Approved Advance Rate $570.6 million of Liquidity4 Loan Portfolio Liquidity & Capitalization Dividend & Earnings

Supplemental Information| 3Q 2023 4TPG RE Finance Trust, Inc.| NYSE: TRTX $13.10 $— $0.19 ($0.24) ($0.04) $0.01 ($0.98) $12.04 Book Value 6/30/23 Issuance of Common Stock Net Income, Excluding Credit Loss Expense Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Credit Loss Expense Book Value 9/30/23 3Q23 Operating Results ($ in millions) Net Income (Loss) Attributable to Common Stockholders1 Adjustments Distributable Earnings2 Interest Income $90.0 $— $90.0 Interest Expense (70.5) — (70.5) Management and Incentive Fees (5.5) — (5.5) Stock Compensation Expense (1.2) 1.2 — Revenue and Expense from REO operations, net (1.1) 1.4 0.3 Other Income & Expenses3 2.8 — 2.8 Preferred Stock Dividends & Participating Securities’ Share in Earnings (3.4) — (3.4) Income Before Credit Loss Expense $11.2 $2.5 $13.7 Credit Loss Expense (75.8) (41.7) (117.5) Total ($64.6) ($39.1) ($103.7) Per Common Share, Diluted ($0.83) ($0.50) ($1.33) ($0.83) GAAP Loss per Diluted Share1 ($1.33) Distributable Earnings per Diluted Share2 QoQ Change in Book Value 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense CECL Reserve per Share $3.58 CECL Reserve per Share $3.04

Supplemental Information| 3Q 2023 5TPG RE Finance Trust, Inc.| NYSE: TRTX ($1.33) $(0.18) $0.17 $0.30 ($1.33) $(0.18) $0.17 $0.30 $0.24 $0.24 $0.24 $0.24 Distributable Earnings per Basic Share Distributable Earnings per Diluted Share Common Dividend per Share 3Q23 2Q23 1Q23 4Q22 Quarterly Operating Results 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Operating Performance ($ in millions) 3Q23 2Q23 1Q23 4Q22 GAAP Net Income (Loss) ($61.2) ($69.2) $7.4 $36.2 Net Income (Loss) Attributable to Common Stockholders1 ($64.6) ($72.7) $3.8 $32.6 Distributable Earnings2 ($103.7) ($14.0) $13.4 $23.3 Total Cash Dividends Declared on Common Shares $18.9 $19.0 $19.0 $19.0 Distributable Earnings & Common Dividend Coverage 3Q23 Common Dividend Coverage Ratio of -5.54x3

Supplemental Information| 3Q 2023 6TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4,5 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. Includes collateralized loan obligation proceeds held at trustee and as of June 30, 2023 and March 31, 2023 includes $12.7 million and $89.5 million, respectively, held at the trustee and included within accounts receivable from servicer/trustee for future reinvestment 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 5. See Appendix for a description of covenant requirements applicable to TRTX Note: Totals may not sum due to rounding 2.97x 2.95x 2.79x 2.60x 2.97x 2.95x 2.79x 2.60x Debt-to-Equity Ratio Total Leverage Ratio 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $590.9 $662.6 $542.9 $570.6 $22.4 $29.0 $18.4 $15.6 $231.7 $132.5 $289.1 $286.7 $39.7 $43.8 $28.7 $30.9 $297.2 $457.2 $206.7 $237.5 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 12/31/2022 3/31/2023 6/30/2023 9/30/2023 1 2 3

Supplemental Information| 3Q 2023 7TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $4.2B Outstanding Principal Balance $4.0B MSA Concentrations (Top 25 / Top 10)1 66.4% / 37.3% Weighted Average All-in Yield2 9.28% Weighted Average Credit Spread 3.71% Weighted Average Interest Rate Floor 1.06% Weighted Average Borrower Interest Rate Cap3 3.11% % Floating Rate Loans 100% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of September 30, 2023 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of September 30, 2023, based on outstanding principal balances 4. By total loan commitment at September 30, 2023, based on classification at closing 5. See Appendix for definitions Note: Data as of September 30, 2023 Moderate Transitional 30.2% Bridge 43.2% Light Transitional 25.4% Construction 1.2% East 30.6% West 37.7% Southeast 10.2% Southwest 16.0% Midwest 5.4%

Supplemental Information| 3Q 2023 8TPG RE Finance Trust, Inc.| NYSE: TRTX 28.1% 25.0% 24.7% 44.2% 44.8% 46.1% 11.7% 11.7% 11.0% 7.0% 8.3% 9.6% 4.9% 5.6% 3.3% 2.0% 2.2% 2.5% 0.9% 1.0% 1.2% 67.2% 66.4% 67.2% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Sep 30, 2022 Jun 30, 2023 Sep 30, 2023 Full Repayments Investments1 77.9% 22.1% Portfolio Composition ▪ 3Q23 total loan repayments of $297.0 million, including full repayments of $261.3 million and partial repayments of $25.9 million YTD23 Portfolio Activity $167.4M $641.6M Portfolio Migration1 1. By total loan commitment 2. Portfolio Migration includes Land and Self-Storage within Other as of September 30, 2022. As of June 30, 2023 and September 30, 2023, Other includes Land Note: Data as of September 30, 2023 unless otherwise noted. Full repayments include loans held for investment (YTD23 loan sales and REO conversions not included). 60.3% Weighted Average LTV1 64.5% Weighted Average LTV1 4% Increase in Multifamily Exposure 12% Decrease in Office Exposure Weighted Average As-is LTV 1.6% 2 11.7% 61.6% 23.1% 3.6% 1.4%1.2%

Supplemental Information| 3Q 2023 9TPG RE Finance Trust, Inc.| NYSE: TRTX $5,792.7 $5,429.1 $5,294.2 $4,869.0 $4,223.7 $462.9 $426.1 $353.9 $300.5 $247.6 $5,332.2 $39.3 $59.0 ($425.7) $5,004.8 $51.5 $111.2 ($227.8) $4,939.7 $33.0 ($350.4) ($55.0) $4,567.3 $21.4 $37.2 ($578.6) ($77.1) $3,970.2 9/30/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 12/31/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 3/31/2023 Deferred Fundings Repayments & Sales REO Conversion 6/30/2023 Deferred Fundings Originations & Acquisitions Repayments & Sales REO Conversion 9/30/2023 Loan Portfolio Walk 1. Loan commitments exclude (1) PIK interest resulting from previously modified loans of $1.2 million as of September 30, 2023, $1.2 million as of June 30, 2023, $1.2 million as of March 31, 2023, $1.7 million as of December 31, 2022, and $2.4 million as of September 30, 2022, and includes (2) $7.8 million commitment related to a non-performing retail loan held for investment for periods prior to September 30, 2022. The commitment cannot be drawn by the borrower. The loan was repaid in July 2022. 2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings 3. Includes $89.2 million related to an office property REO conversion and subsequent sale during the three months ended December 31, 2022 4. Includes $1.8 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended March 31, 2023 5. Includes $71.3 million of loan sale and $1.3 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended June 30, 2023 6. Includes $281.6 million of loan sales and $9.8 million of interest collections applied to reduce principal on cost-recovery loans during the three months ended September 30, 2023 Loan Funding Activity Repayments/Sales/ REO Conversion Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2Unpaid Principal BalanceTotal Loan Commitments1 3 4 5 6 6 Loan Resolutions Impact YoY Loan Portfolio

Supplemental Information| 3Q 2023 10TPG RE Finance Trust, Inc.| NYSE: TRTX 3.19 3.18 3.23 3.21 12/31/2022 03/31/2023 6/30/2023 9/30/2023 Risk Ratings Dispersion of Risk Ratings1 by Amortized Cost Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.20 3.6 3.1 2.9 3.0 3.5 3.0 3.0 3.0 3.7 3.1 2.6 3.0 4.2 3.0 3.0 3.0 September 30, 2023 June 30, 2023 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Start of Period 3.2 3.2 3.2 3.2 Repayments / Sales 3.1 3.1 3.5 3.6 Originations 3.0 3.0 — 3.0 End of Period 3.2 3.2 3.2 3.2 Weighted Average Risk Rating of 3.2 3Q 2023 Loan Count: 59 2Q 2023 Loan Count: 63 Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 1. See Appendix for definitions, including Risk Ratings. As of September 30, 2023 and June 30, 2023, Other includes Land 3Q 2023 Weighted Average Risk Rating: 3.2 2Q 2023 Weighted Average Risk Rating: 3.2 44 $0.0 $178.6 $3,135.8 $257.7 $380.0 $0.0 $439.7 $3,100.4 $515.2 $492.3 September 30, 2023 June 30, 2023 1 2 3 4 5 4 46 4 56 45 7 5

Supplemental Information| 3Q 2023 11TPG RE Finance Trust, Inc.| NYSE: TRTX 395 420 572 560 240 299 210 145 156 121 362 415 General Reserve Specifically Identified Loans 12/31/2022 3/31/2023 6/30/2023 9/30/2023 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $214.6 $222.4 $278.3 $236.6 $130.1 $158.4 $102.1 $61.3 $84.5 $63.9 $176.2 $175.3 General Reserve Specifically Identified Loans 12/31/2022 3/31/2023 6/30/2023 9/30/2023 1. Represents the total CECL reserve expressed in basis points for the Company’s $4.2 billion loan portfolio measured by commitments. The CECL reserve for specifically-identified loans at September 30, 2023 is 4,027 bps, and for non-specifically identified loans is 162 bps, both measured by the related CECL reserve (in dollars) divided the related commitment (in dollars). ▪ Carried at quarter-end an allowance for credit losses of $236.6 million, a decrease of $41.7 million from $278.3 million as of June 30, 2023, due primarily to loan sales and REO conversions and repayments during the quarter ended September 30, 2023 ▪ Five individually assessed loans represent 74% of the total CECL reserve at September 30, 2023 74% 74%

Supplemental Information| 3Q 2023 12TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 68.9% 31.1% 6.6% 0.9% 61.4% Secured Credit Agreements (MTM) Asset-Specific Financing Secured Revolving Credit Facility Collateralized Loan Obligations Non-MTM Financing Loan Financing Diverse Financing Sources Total Financing Capacity $5.5B Outstanding Principal Balance $3.2B Sources of Financing 14 Non-Mark-to-Market 68.9% Weighted Average Credit Spread 2.07% Weighted Average Approved Advance Rate 78.3% High Share of Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of September 30, 2023 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of September 30, 2023 MTM Financing Non-MTM Financing 2023 2024 2025 2026 2027 Thereafter $0 $200 $400 $600 $800 2

Supplemental Information| 3Q 2023 13TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate ($0.02) ($0.01) $0.00 $0.01 $0.02 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% ($0.03) ($0.02) ($0.01) $0.00 $0.01 $0.02 $0.03 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of September 30, 2023 Index Rate at September 30, 2023 Term SOFR: 5.32%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Supplemental Information| 3Q 2023 15TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Calculated as the ratio of unpaid principal balance as of September 30, 2023 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million as of sale date 5. Comprised of a first mortgage loan of $88.0 million and a contiguous mezzanine loan of $82.0 million, of which we own both; each loan carries the same interest rate 6. This loan represents a 19.2% pari passu participation interest in a first mortgage loan, that was originated by a third party on October 29, 2020 and acquired by us on September 1, 2022. Note: As of September 30, 2023; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance $ Millions Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Risk Rating3 Loan 1 $245.0 $245.0 S + 3.4% 3.9 years San Jose, CA Multifamily $444,646 / Unit 75.9% 3 Loan 2 $227.1 $227.1 S + 3.0% 2.9 years New York, NY Office $447 Sq. ft. 65.2% 3 Loan 3 $215.0 $197.7 S + 4.0% 2.6 years Daly City, CA Life Science $545 Sq. ft. 63.1% 3 Loan 45 $170.0 $170.0 S + 4.1% 1.2 years New York, NY Office $764 Sq. ft. 65.2% 3 Loan 5 $143.1 $143.1 S + 3.5% 2.9 years Various, NJ Multifamily $115,178 / Unit 71.3% 3 Loan 66 $128.0 $127.3 S + 3.6% 0.1 years San Francisco, CA Multifamily $388,528 / Unit 67.1% 5 Loan 7 $122.5 $120.8 S + 3.0% 2.6 years Towson, MD Multifamily $147,947 / Unit 70.2% 3 Loan 8 $114.0 $86.0 S + 3.2% 2.8 years Hayward, CA Life Science $308 Sq. ft. 49.7% 3 Loan 9 $101.0 $86.7 S + 2.7% 1.3 years Arlington, VA Office $320 Sq. ft. 71.1% 5 Loan 10 $100.9 $97.2 S + 4.1% 1.3 years Torrance, CA Mixed-Use $240 Sq. ft. 61.1% 4 Loans 11 - 59 $2,657.1 $2,469.3 S + 3.9% 2.5 years 67.4% 3.1 Total Loans $4,223.7 $3,970.2 S +3.7% 2.6 years 67.2% 3.2 4

Supplemental Information| 3Q 2023 16TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Total Stockholders' Equity $1,137,455 $1,219,580 $1,309,057 $1,321,996 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $936,080 $1,018,205 $1,107,682 $1,120,621 Number of Common Shares Outstanding at Period End 77,734,786 77,730,578 77,414,006 77,410,282 Book Value per Common Share $12.04 $13.10 $14.31 $14.48 Three Months Ended (unaudited) Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Net Income (Loss) ($61,213) ($69,173) $7,375 $36,194 Preferred Stock Dividends1 (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (Loss) (275) (403) (404) (404) Net (Loss) Income Attributable to Common Stockholders ($64,636) ($72,724) $3,823 $32,642 Weighted-Average Common Shares Outstanding, Basic 77,730,715 77,417,566 77,410,406 77,406,739 Weighted-Average Common Shares Outstanding, Diluted 77,730,715 77,417,566 78,089,651 77,406,739 (Loss) Earnings Per Common Share, Basic ($0.83) ($0.94) $0.05 $0.42 (Loss) Earnings Per Common Share, Diluted ($0.83) ($0.94) $0.05 $0.42 Non-Cash Stock Compensation Expense 1,153 1,813 1,804 1,526 Depreciation and Amortization 1,394 964 — — Credit Loss (Benefit) Expense 75,805 89,069 7,784 (10,858) Distributable earnings before realized losses from loan sales and other loan resolutions $13,716 $19,122 $13,411 $23,310 Realized loss on loan sales and REO conversions (117,461) (33,154) — — Distributable Earnings ($103,745) ($14,032) $13,411 $23,310 Weighted-Average Common Shares Outstanding, Basic 77,730,715 77,417,566 77,410,406 77,406,739 Weighted-Average Common Shares Outstanding, Diluted 77,730,715 77,417,566 78,089,651 77,406,739 Distributable Earnings per Common Share, Basic ($1.33) ($0.18) $0.17 $0.30 Distributable Earnings per Common Share, Diluted ($1.33) ($0.18) $0.17 $0.30 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property

Supplemental Information| 3Q 2023 17TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts Consolidated Balance Sheets ASSETS September 30, 2023 December 31, 2022 Cash and cash equivalents $302,262 $254,050 Restricted cash 83 265 Accounts receivable 24 666 Collateralized loan obligation proceeds held at trustee 237,521 297,168 Accounts receivable from servicer/trustee 5,327 163,648 Accrued interest and fees receivable 35,297 41,742 Loans held for investment 3,952,102 4,978,674 Allowance for credit losses (213,258) (197,272) Loans held for investment, net (includes $1,354,430 and $1,538,859, respectively, pledged as collateral under secured financing agreements) 3,738,844 4,781,402 Real estate owned 111,960 — Other assets 26,005 6,197 Total Assets $4,457,323 $5,545,138 LIABILITIES AND EQUITY Liabilities Accrued interest payable $10,105 $11,080 Accrued expenses and other liabilities 38,854 25,132 Collateralized loan obligations, net 1,973,911 2,452,212 Secured financing agreements, net 1,027,618 1,147,288 Asset-specific financings, net 213,397 561,017 Mortgage loan payable, net 30,514 — Payable to affiliates 5,545 5,984 Deferred revenue 1,003 1,459 Dividends payable 18,921 18,970 Total Liabilities $3,319,868 $4,223,142 Commitments and Contingencies Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,734,786 and 77,410,282 shares issued and outstanding, respectively) 77 77 Additional paid-in-capital 1,721,708 1,716,938 Accumulated deficit (584,338) (395,027) Total Stockholders' Equity 1,137,455 1,321,996 Total Permanent Equity 1,137,455 1,321,996 Total Liabilities and Stockholders' Equity $4,457,323 $5,545,138

Supplemental Information| 3Q 2023 18TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) All amounts in thousands except share and per share amounts Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Interest income and interest expense Interest income $90,046 $75,497 $278,488 $202,535 Interest expense (70,497) (45,072) (211,057) (95,581) Net interest income 19,549 30,425 67,431 106,954 Other revenue Other income, net 5,439 1,362 13,918 2,009 Revenue from real estate owned operations 2,028 — 3,556 — Total other revenue 7,467 1,362 17,474 2,009 Other expenses Professional fees 1,257 1,074 4,159 3,370 General and administrative 718 1,197 2,875 3,315 Stock compensation expense 1,153 932 4,770 3,526 Servicing and asset management fees 648 494 801 1,481 Management fee 5,545 5,906 17,513 17,471 Incentive management fee — — — 5,183 Expenses from real estate owned operations 3,098 — 4,946 — Total other expenses 12,419 9,603 35,064 34,346 Gain on sale of real estate owned, net — — — 13,291 Credit loss expense, net (75,805) (136,666) (172,658) (183,840) (Loss) income before income taxes (61,208) (114,482) (122,817) (95,932) Income tax expense, net (5) (125) (194) (328) Net (loss) income ($61,213) ($114,607) ($123,011) ($96,260) Preferred stock dividends and participating securities' share in earnings (3,423) (3,307) (10,526) (10,026) Net Income Attributable to Common Stockholders ($64,636) ($117,914) ($133,537) ($106,286) Earnings per Common Share, Basic ($0.83) ($1.52) ($1.72) ($1.38) Earnings per Common Share, Diluted ($0.83) ($1.52) ($1.72) ($1.38) Weighted Average Number of Common Shares Outstanding Basic: 77,730,715 77,403,487 77,520,736 77,259,382 Diluted: 77,730,715 77,403,487 77,520,736 77,259,382 Dividends declared per common share $0.24 $0.24 $0.72 $0.72 Other comprehensive (loss) income Net (loss) income ($61,213) ($114,607) ($123,011) ($96,260) Comprehensive net (loss) income ($61,213) ($114,607) ($123,011) ($96,260)

Supplemental Information| 3Q 2023 19TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Cash Flows All amounts in thousands Nine Months Ended Cash flows from operating activities: September 30, 2023 September 30, 2022 Net (loss) ($123,011) ($96,260) Adjustment to reconcile net income to net cash flows from operating activities: Amortization and accretion of premiums, discounts and loan origination fees, net (9,738) (5,266) Amortization of deferred financing costs 10,876 10,637 Depreciation and amortization 2358 — Amortization of above and below-market leases (328) — Decrease of accrued capitalized interest 542 613 (Gain) loss on sale of real estate owned, net — (13,291) Stock compensation expense 4,770 3,526 Increase (decrease) of allowance for credit losses, net 172,658 183,840 Cash flows due to changes in operating assets and liabilities: Accounts receivable 642 (312) Accrued interest and fees receivable 7,588 (9,091) Accrued expenses and other liabilities 4,080 1,435 Accrued interest payable (975) 4,964 Payable to affiliates (439) 297 Deferred revenue (456) 287 Other assets (11,664) 1,161 Net cash provided by operating activities 56,903 82,540 Cash flows from investing activities: Origination and acquisition of loans held for investment (146,716) (1,461,931) Advances on loans held for investment (105,904) (105,905) Principal repayments of loans held for investment 1,018,819 877,082 Capital expenditures related to real estate owned (2,337) — Sale of real estate owned — 73,913 Sales of loans held for investment 218,672 — Net cash provided by (used in) investing activities 982,534 (616,841) Cash flows from financing activities: Payments on collateralized loan obligations (481,626) (995,494) Proceeds from collateralized loan obligations — 907,031 Payments on secured financing agreements (569,468) (1,025,464) Proceeds from secured financing agreements 447,786 1,147,466 Payments on asset-specific financing arrangements (361,138) — Proceeds from asset-specific financing arrangements 10,094 564,232 Proceeds from mortgage loan payable 31,200 — Payment of deferred financing costs (1,902) (16,908) Dividends paid on common stock (56,909) (61,579) Dividends paid on preferred stock (9,444) (9,444) Net cash (used in) provided by financing activities (991,407) 509,840 Net change in cash, cash equivalents, and restricted cash 48,030 (24,461) Cash, cash equivalents and restricted cash at beginning of period 254,315 261,039 Cash, cash equivalents and restricted cash at end of period $302,345 $236,578 Supplemental disclosure of cash flow information: Interest paid 203,615 80,071 Taxes paid 835 784 Supplemental disclosure of non-cash investing and financing activities: Collateralized loan obligation proceeds held at trustee 237,521 286,417 Dividends declared, not paid 18,921 18,711 Principal repayments of loans held for investment held by servicer/trustee, net 5,000 11,988 Conversion to real estate owned of loans held for investment - REO 109,791 — Conversion to real estate owned of loans held for investment - Other assets 9,954 — Conversion to real estate owned of loans held for investment - Other liabilities 2,642 — Accrued deferred financing costs 896 393 Accrued capital expenditures related to real estate owned 428 —

Supplemental Information| 3Q 2023 20TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ A loan will be written off as a realized loss when it is deemed non-recoverable or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Supplemental Information| 3Q 2023 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Fundings to borrowers that are made under existing loan commitments after a loan closing dateDeferred Fundings Geographic Diversity ▪ TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at September 30, 2023 follows (dollars in millions): Note: Totals may not sum due to rounding Region Form 10-Q Reclassification Supplemental % Total Commitment East $1,257.1 $34.8 $1,291.9 30.6 % South 1,062.0 (1,062.0) — — West 1,535.7 56.8 1,592.5 37.7 % Midwest 230.0 — 230.0 5.4 % Southeast — 432.6 432.6 10.2 % Southwest — 676.7 676.7 16.0 % Various 139.0 (139.0) — — Total $4,223.7 $— $4,223.7 100.0% ▪ Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others): – Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco’s recourse indebtedness – Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock – Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined – Interest Coverage: Minimum interest coverage ratio of 1.4 to 1.0, effective June 30, 2023. Previously, 1.5 to 1.0. ▪ Effective September 30, 2023, we obtained from our lenders a waiver with respect to the Interest Coverage ratio covenant, reducing the minimum interest coverage ratio to 1.30 to 1.0 from 1.40 to 1.0 for the quarters ending September 30, 2023 and December 31, 2023. Absent any further waivers from the lenders, after December 31, 2023, the interest coverage ratio threshold will revert to 1.40 to 1.0 for the quarter ending March 31, 2024 and thereafter. Financial Covenants

Supplemental Information| 3Q 2023 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land Loan Category

Supplemental Information| 3Q 2023 23TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, grouped as follows: (i) loan and credit structure, including the as-is LTV structural features; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing, or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception. During the three months ended March 31, 2023, the Company simplified its risk rating definitions. The Company re-evaluated its risk ratings based on the simplified definitions and concluded that there was no impact to prior period risk ratings.

Supplemental Information| 3Q 2023 24TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Brandon Fox Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Derek Hewett +1 (646) 855-2087 BTIG Sarah Barcomb +1 (212) 882-2336 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com.